UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022

Commission File Number 1-7062

INNSUITES HOSPITALITY TRUST

(Exact name of registrant as specified in its charter)

Ohio	34-6647590
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

InnSuites Hotels Centre

1730 E. Northern Avenue, Suite 122

Phoenix, AZ 85020

(Address of principal executive offices)

Registrant’s telephone number, including area code: (602) 944-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest without par value	IHT	NYSE-American

Item 4.01 Changes in Registrant’s Certifying Accountant.

a) Non-Renewal of Independent Registered Public Accounting Firm

On February 16, 2022, Macias Gini & O’Connell (“MGO”), the independent registered public accounting firm of IHT (the “Company”), was not renewed as the Company’s independent registered public accounting firm by the Company’s Audit Committee, as part of a cost reduction. On March 17, 2022, with the approval of the Audit Committee of the Company’s Board of Directors, BF Borgers Certified Public Accountants (“BF Borgers”), was engaged as the Company’s independent registered public accounting firm.

Prior to engaging BF Borgers, the Company did not consult with BF Borgers regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinions that might be rendered by BF Borgers on the Company’s financial statements, and BF Borgers did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

MGO, and its predecessor firm Hall & Company (“Hall”), audited the Company’s consolidated financial statements as of and for the Fiscal Years ended January 31, 2021, and 2020. The reports of MGO and Hall, on such financial statements did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Fiscal Years ended January 31, 2021, and 2020, and during the interim period from the end of the most recently completed Fiscal Year through February 16, 2022, the date of the non-renewal, there were no disagreements with MGO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MGO, would have caused MGO to make reference to such disagreement in its report. During the Company’s two most recent Fiscal Years ended January 31, 2021, and 2020, and the interim period ended February 16, 2022, MGO and Hall did not advise the Company of any reportable events specified in Item 304(a)(1)(v) of Regulation S-K with respect to the Company.

The Company provided MGO with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested that MGO furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated February 16, 2022, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Macias Gini & O’Connell, dated February 16, 2022, regarding change in independent registered public accounting firm.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

By:	/s/ James F. Wirth
James F. Wirth
Chairman and Chief Executive Officer

Date: March 22, 2022

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Macias Gini & O’Connell, dated February 16, 2022, regarding change in independent registered public accounting firm.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)